Unaudited Pro Forma Results for GU Acquisition (Detail) (GU Acquisition [Member], USD $) In Thousands, unless otherwise specified	3 Months Ended	6 Months Ended	12 Months Ended
	Jul. 14, 2012	Jul. 14, 2012	Dec. 29, 2012	Dec. 31, 2011
GU Acquisition [Member]
Unaudited Pro Forma Financial Information
Net sales	$ 587,009	$ 1,316,745	$ 2,441,323	$ 2,453,012
Operating income	25,709	43,673	73,814	70,859
Net (loss) income	$ 11,648	$ 10,930	$ (17,692)	$ 7,866